Supplement Dated June 6, 2014
To The Prospectus Dated April 28, 2014

JNL® Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Mellon Capital NYSE® International 25 Fund

On June 3-4, 2014, the Board of Managers ("Board") of the JNL Variable Fund LLC approved the reorganization of the JNL/Mellon Capital NYSE® International 25 Fund ("NYSE Fund"), a portfolio of JNL Variable Fund LLC, into the JNL/Mellon Capital International Index Fund ("International Index Fund") (the "Reorganization"), a series of the JNL Series Trust.

It is expected that the Reorganization will take place on or around September 12, 2014.

Under the terms of the Plan of Reorganization, the NYSE Fund's assets and liabilities will be transferred to International Index Fund in return for shares of the International Index Fund of equal value as of the valuation date. These International Index Fund shares will be distributed pro rata to shareholders of the NYSE Fund in exchange for their fund shares. Current NYSE Fund shareholders will thus become shareholders of the International Index Fund and receive shares of International Index Fund with a total net asset value equal to that of their shares of the NYSE Fund at the time of reorganization.  The proposed transaction is expected to be tax-free for Contract owners and for the funds for federal income tax purposes.

The investment objectives, principal investment strategies and risks of the NYSE Fund and the International Index Fund are similar.  A full description of the International Index Fund and the terms of the proposed reorganization will be contained in a combined information statement/prospectus, which is expected to be mailed to shareholders of the NYSE Fund on or about August 4, 2014.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of International Index Fund, nor is it a solicitation of any proxy.  For more information regarding International Index Fund, or to receive a free copy of an information statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com.  The information statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the information statement/prospectus carefully before making any investment decisions.

This Supplement is dated June 6, 2014.